UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018 (November 20, 2018)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565
Tennessee		62-0634010
(State or other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 7, 2018, Fred’s Stores of Tennessee, Inc., a Delaware corporation (“Seller”) and wholly owned subsidiary of Fred’s, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreen Co., an Illinois corporation (“Buyer”). On October 23, 2018, Seller and Buyer entered into an amendment to the Asset Purchase Agreement (the “Amendment”). Under the Asset Purchase Agreement, as amended by the Amendment (the “Amended Asset Purchase Agreement”), Buyer agreed to purchase from Seller certain prescription files and related data and records, retail pharmaceutical inventory, and certain other assets from 179 of the Company’s retail pharmacy stores (collectively, the “Assets”) for a cash purchase price of approximately $157 million plus an amount equal to the value of the inventory included in the Assets up to an approximately $35 million cap, in each case subject to certain adjustments (the “Transaction”). As of November 20, 2018, the Company had completed the disposition of a “significant amount” of the Company’s assets within the meaning of, and in accordance with, the standards set forth in Item 2.01 of Form 8-K.

As previously disclosed, Seller has been transferring ownership of the Assets to Buyer in a series of ongoing closings, with the initial closing occurring on November 13, 2018 and the final closing expected to occur in the first quarter of calendar year 2019. As of November 20, 2018, Seller has transferred to Buyer Assets from 53 stores and has received cash proceeds of approximately $68.3 million for such Assets, subject to adjustment for the final inventory valuation as described in the Amended Asset Purchase Agreement.

The proceeds received in the Transaction will be used to pay down the Company’s existing indebtedness or for general corporate purposes. The remaining closings of the Transaction are subject to certain customary closing conditions as specified in the Amended Asset Purchase Agreement. Neither the Company nor Seller has any material relationship with Buyer or its subsidiaries out of the ordinary course of business other than in respect of the transactions contemplated by the Amended Asset Purchase Agreement, including the continued disposition of Assets.

This Current Report on Form 8-K is being filed to provide unaudited pro forma financial information for the Company giving effect to the sale of all Assets contemplated to be sold to Buyer pursuant to the Amended Asset Purchase Agreement. Specifically, this pro forma financial information gives effect to the completion of the sale of the Assets pursuant to the terms of the Amended Asset Purchase Agreement, including the sale of the remaining Assets that had not occurred as of November 20, 2018 given that such sales are probable, in accordance with Article 11 of Regulation S-X. Although the Company expects that the sale of the remaining Assets to Buyer will be consummated during the first quarter of calendar year 2019, there can be no assurance that all of the remaining closings will occur, and there can be no assurance that the Company’s actual results would have been as set forth in the pro forma financial statements, and such differences could be material. In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company intends to file additional Current Reports on Form 8-K to disclose the closings of the sale of the remaining Assets pursuant to the Amended Asset Purchase Agreement when the Company completes the subsequent disposition of a significant amount of the Assets pursuant to the applicable legal requirements. However, the Company does not intend to update the pro forma financial statements contained herein unless the Company is required to update such pro forma financial statements by applicable legal requirements.

The foregoing description of the Amended Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2018, which is incorporated herein by reference, and by the Amendment, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 14, 2018, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information for the Company with respect to the transaction is filed as Exhibit 99.1 hereto and is incorporated into this item by reference:

●	Explanatory Note and Basis of Presentation
●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 4, 2018
●	Unaudited Pro Forma Condensed Consolidated Statements of Operations for (i) the twenty-six weeks ended August 4, 2018 and (ii) the fiscal years ended (a) February 3, 2018 and (b) January 28, 2017

(d) Exhibits.

99.1	Unaudited Pro Forma Financial Statements.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Transaction and the other transactions contemplated by the Amended Asset Purchase Agreement and all other statements herein and therein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the Transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended Asset Purchase Agreement or (ii) the failure to satisfy the applicable closing conditions set forth in the Amended Asset Purchase Agreement.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s public filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and the Company’s subsequently filed periodic reports, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

Date: November 27, 2018	By:	/s/ Joseph M. Anto
	Name:	Joseph M. Anto
	Title:	Interim Chief Executive Officer, Executive Vice Present, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Unaudited Pro Forma Financial Statements.